                              VARLEN CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of Varlen Corporation (the "Company") does hereby irrevocably constitute and appoint Richard A. Nunemaker, his attorney-in-fact and agent to sign and execute in his name and on his behalf in any and all capacities in which he may be required to sign, the Registration Statement of the Company on Form S-3 under the Securities Act of 1933 with respect to the Company's Common Stock, par value $0.10 per share issuable upon conversion of the Company's
6 1/2% Convertible Subordinated Debentures due 2003, to be filed with the Securities and Exchange Commission, and any amendments, (including post-effective amendments) revisions or supplements thereto, including any exhibits, schedules and documents in connection therewith and any other instruments necessary or incidental thereto, all as fully and to the same effect as he might or could do in person if present and acting, and does hereby ratify and confirm all that his attorney-in-fact shall do or cause to be done incident to or in connection with the foregoing or by virtue of the foregoing.

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 12th day of August, 1997.




---------------------------------            -----------------------------
Ernest H. Lorch,                             Greg A. Rosenbaum,
Director                                     Director




---------------------------------            -----------------------------
Rudolph Grua,                                L. William Miles,
Director                                     Director




---------------------------------            -----------------------------
Theodore A. Ruppert,                         Joseph J. Ross,
Director                                     Director

                              VARLEN CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of Varlen Corporation (the "Company") does hereby irrevocably constitute and appoint Richard A. Nunemaker, his attorney-in-fact and agent to sign and execute in his name and on his behalf in any and all capacities in which he may be required to sign, the Registration Statement of the Company on Form S-3 under the Securities Act of 1933 with respect to the Company's Common Stock, par value $0.10 per share issuable upon conversion of the Company's
6 1/2% Convertible Subordinated Debentures due 2003, to be filed with the Securities and Exchange Commission, and any amendments, (including post-effective amendments) revisions or supplements thereto, including any exhibits, schedules and documents in connection therewith and any other instruments necessary or incidental thereto, all as fully and to the same effect as he might or could do in person if present and acting, and does hereby ratify and confirm all that his attorney-in-fact shall do or cause to be done incident to or in connection with the foregoing or by virtue of the foregoing.

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 12th day of August, 1997.




---------------------------------            -----------------------------
Ernest H. Lorch,                             Greg A. Rosenbaum,
Director                                     Director




---------------------------------            -----------------------------
Rudolph Grua,                                L. William Miles,
Director                                     Director



/s/ Theodore A. Ruppert
---------------------------------            -----------------------------
Theodore A. Ruppert,                         Joseph J. Ross,
Director                                     Director

                              VARLEN CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of Varlen Corporation (the "Company") does hereby irrevocably constitute and appoint Richard A. Nunemaker, his attorney-in-fact and agent to sign and execute in his name and on his behalf in any and all capacities in which he may be required to sign, the Registration Statement of the Company on Form S-3 under the Securities Act of 1933 with respect to the Company's Common Stock, par value $0.10 per share issuable upon conversion of the Company's
6 1/2% Convertible Subordinated Debentures due 2003, to be filed with the Securities and Exchange Commission, and any amendments, (including post-effective amendments) revisions or supplements thereto, including any exhibits, schedules and documents in connection therewith and any other instruments necessary or incidental thereto, all as fully and to the same effect as he might or could do in person if present and acting, and does hereby ratify and confirm all that his attorney-in-fact shall do or cause to be done incident to or in connection with the foregoing or by virtue of the foregoing.

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 12th day of August, 1997.




---------------------------------            -----------------------------
Ernest H. Lorch,                             Greg A. Rosenbaum,
Director                                     Director




---------------------------------            -----------------------------
Rudolph Grua,                                L. William Miles,
Director                                     Director



                                             /s/ Joseph J. Ross
---------------------------------            -----------------------------
Theodore A. Ruppert,                         Joseph J. Ross,
Director                                     Director

                              VARLEN CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of Varlen Corporation (the "Company") does hereby irrevocably constitute and appoint Richard A. Nunemaker, his attorney-in-fact and agent to sign and execute in his name and on his behalf in any and all capacities in which he may be required to sign, the Registration Statement of the Company on Form S-3 under the Securities Act of 1933 with respect to the Company's Common Stock, par value $0.10 per share issuable upon conversion of the Company's
6 1/2% Convertible Subordinated Debentures due 2003, to be filed with the Securities and Exchange Commission, and any amendments, (including post-effective amendments) revisions or supplements thereto, including any exhibits, schedules and documents in connection therewith and any other instruments necessary or incidental thereto, all as fully and to the same effect as he might or could do in person if present and acting, and does hereby ratify and confirm all that his attorney-in-fact shall do or cause to be done incident to or in connection with the foregoing or by virtue of the foregoing.

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 12th day of August, 1997.




---------------------------------            -----------------------------
Ernest H. Lorch,                             Greg A. Rosenbaum,
Director                                     Director



/s/ Rudolph Grua
---------------------------------            -----------------------------
Rudolph Grua,                                L. William Miles,
Director                                     Director




---------------------------------            -----------------------------
Theodore A. Ruppert,                         Joseph J. Ross,
Director                                     Director

                              VARLEN CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of Varlen Corporation (the "Company") does hereby irrevocably constitute and appoint Richard A. Nunemaker, his attorney-in-fact and agent to sign and execute in his name and on his behalf in any and all capacities in which he may be required to sign, the Registration Statement of the Company on Form S-3 under the Securities Act of 1933 with respect to the Company's Common Stock, par value $0.10 per share issuable upon conversion of the Company's
6 1/2% Convertible Subordinated Debentures due 2003, to be filed with the Securities and Exchange Commission, and any amendments, (including post-effective amendments) revisions or supplements thereto, including any exhibits, schedules and documents in connection therewith and any other instruments necessary or incidental thereto, all as fully and to the same effect as he might or could do in person if present and acting, and does hereby ratify and confirm all that his attorney-in-fact shall do or cause to be done incident to or in connection with the foregoing or by virtue of the foregoing.

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 12th day of August, 1997.



                                             /s/ Greg A. Rosenbaum
---------------------------------            -----------------------------
Ernest H. Lorch,                             Greg A. Rosenbaum,
Director                                     Director




---------------------------------            -----------------------------
Rudolph Grua,                                L. William Miles,
Director                                     Director




---------------------------------            -----------------------------
Theodore A. Ruppert,                         Joseph J. Ross,
Director                                     Director

                              VARLEN CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of Varlen Corporation (the "Company") does hereby irrevocably constitute and appoint Richard A. Nunemaker, his attorney-in-fact and agent to sign and execute in his name and on his behalf in any and all capacities in which he may be required to sign, the Registration Statement of the Company on Form S-3 under the Securities Act of 1933 with respect to the Company's Common Stock, par value $0.10 per share issuable upon conversion of the Company's
6 1/2% Convertible Subordinated Debentures due 2003, to be filed with the Securities and Exchange Commission, and any amendments, (including post-effective amendments) revisions or supplements thereto, including any exhibits, schedules and documents in connection therewith and any other instruments necessary or incidental thereto, all as fully and to the same effect as he might or could do in person if present and acting, and does hereby ratify and confirm all that his attorney-in-fact shall do or cause to be done incident to or in connection with the foregoing or by virtue of the foregoing.

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 12th day of August, 1997.




---------------------------------            -----------------------------
Ernest H. Lorch,                             Greg A. Rosenbaum,
Director                                     Director



                                             /s/ L. William Miles
---------------------------------            -----------------------------
Rudolph Grua,                                L. William Miles,
Director                                     Director




---------------------------------            -----------------------------
Theodore A. Ruppert,                         Joseph J. Ross,
Director                                     Director